UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 12, 2016

CÜR MEDIA, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-183760	99-0375741
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2217 New London Turnpike South Glastonbury, CT 06073
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (860) 430-1520

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Framework Digital Distribution Agreement with Sony Music Entertainment

On January 12, 2016, CÜR Media, Inc., a Delaware corporation (the "Company"), entered into a Framework Digital Distribution Agreement (together with its schedules and exhibits, the "Sony Music Agreement") with Sony Music Entertainment ("SME"), pursuant to which SME agreed to provide the Company with a limited non-exclusive license under SME's copyrights to digitally distribute a wide catalog of certain sound recordings and related materials owned or controlled by SME, in connection with the Company's CÜR-branded Internet music service ("CÜR Music"), to be comprised of three progressively priced and increasingly functional tiers, within the United States and its territories, possessions and commonwealths. The Company's rights under the Sony Music Agreement may not be transferred without SME's written consent.

The term of the Sony Music Agreement commenced on January 15, 2016. The parties may terminate the Sony Music Agreement following the occurrence of an uncured event of default.

In consideration for the rights granted by SME to the Company, the Company will pay SME certain advances and minimum revenue guarantees (the "SME Advances"). The initial SME Advance is due on January 31, 2016. The SME Advances are non-refundable but generally recoupable during the term against service fees payable by Company under the Sony Music Agreement.

The Sony Music Agreement contains customary provisions regarding indemnification and confidentiality.

Concurrently with the execution of the Sony Music Agreement, the Company issued SME a warrant to purchase shares of the Company's common stock, $0.0001 par value per share ("Common Stock"). Reference is made to the disclosure set forth under Item 3.02 below, which disclosure is incorporated herein by reference.

The foregoing summary of the Sony Music Agreement does not purport to be complete and is qualified in its entirety by reference to the Sony Music Agreement, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K. The Company intends to seek confidential treatment for certain portions of the Sony Music Agreement.

Subscription Streaming and Enhanced Radio Services Agreement with Warner Music Inc.

On January 13, 2016, the Company entered into a Subscription Streaming and Enhanced Radio Services Agreement (together with its schedules and exhibits, the "Warner Music Agreement") with Warner Music Inc. ("Warner"), pursuant to which Warner agreed to provide the Company with a limited non-exclusive license to stream certain sound recordings and display related artwork and other materials owned or controlled by Warner, in connection with CÜR Music, within the United States and its territories, possessions and commonwealths. The Company's rights under the Warner Music Agreement may not be transferred without Warner's written consent.

The term of the Warner Music Agreement commenced on January 15, 2016. The parties may terminate the Warner Music Agreement following the occurrence of an uncured event of default.

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In consideration for the rights granted by Warner to the Company, the Company will pay Warner certain advances and minimum revenue guarantees (the "Warner Advances"). The initial Warner Advance is due on January 31, 2016. The Warner Advances are non-refundable but generally recoupable during the term against service fees payable by Company under the Warner Music Agreement.

The Warner Music Agreement contains customary provisions regarding indemnification and confidentiality.

Concurrently with the execution of the Warner Music Agreement, the Company issued Warner a warrant to purchase shares of the Company's Common Stock. Reference is made to the disclosure set forth under Item 3.02 below, which disclosure is incorporated herein by reference.

The foregoing summary of the Warner Music Agreement does not purport to be complete and is qualified in its entirety by reference to the Warner Music Agreement, a copy of which will be filed as an exhibit to the Company's Annual Report on Form 10-K. The Company intends to seek confidential treatment for certain portions of the Warner Music Agreement.

Sale of 12% Unsecured Convertible Promissory Notes

On December 30, 2015 and January 14, 2016, CÜR Media, Inc. (the "Company") entered into Securities Purchase Agreements (the "Purchase Agreements") with Thomas Brophy, the Company's President and Chief Executive Officer, and Chairman of the Company's Board of Directors (the "Buyer"), pursuant to which the Buyer purchased 12% Unsecured Convertible Promissory Notes of the Company (the "Notes") in the aggregate principal amount of $361,000. As a result of these transactions, the Buyer now beneficially owns 28.5% of the Company's capital stock.

The gross proceeds to the Company from the sale of the Notes were $361,000. The Company will use the proceeds from the sale of the Notes for working capital and general corporate purposes.

The Company has now raised an aggregate of $2,113,500 in connection with the Company's private placement offering of Notes (the "Offering"). Pursuant to the terms of the Purchase Agreements for the Offering, the Company had previously extended the Offering's offering period from November 15, 2015 to January 14, 2015.

The form of Purchase Agreement is filed as Exhibit 10.1 to this report and incorporated herein by reference.

The Notes have a principal balance of $361,000, and a stated maturity date of 5 years from the date of issuance. The principal on the Notes bears interest at a rate of 12% per annum, which is also payable on maturity. Upon the closing of a financing by the Company during the term of the Notes involving the sale of at least $2,500,000 in equity securities by the Company ("Equity Financing Securities"), all of the outstanding principal amount of the Notes, together with accrued and unpaid interest due thereon, will automatically convert ("Mandatory Conversion") into units of the Company's securities (the "Units") at a conversion price per Unit equal to the lesser of (i) $0.50, or (ii) a 15% discount to the price per share of the Equity Financing Securities. Each Unit will consists of one share (the "Unit Shares") of the Company's common stock, $0.0001 par value per share (the "Common Stock"), and one five-year warrant (the "Unit Warrants") to purchase one additional share (the "Unit Warrant Shares") of the Company's Common Stock at an exercise price of $0.75. At any time prior to a Mandatory Conversion, the warrant holder may convert all or part of the outstanding principal amount of the Notes, together with accrued and unpaid interest due thereon, into Units at a conversion price of $0.50 per Unit. Upon failure by the Company to pay any principal amount or interest due under the Notes within 5 days of the date such payment is due, or the occurrence of other event of default under the terms of the Notes, the entire unpaid principal balance of the Notes, together with any accrued and unpaid interest thereon, will become due and payable, without presentment, demand, protest or notice of any kind. The conversion price and number of Units issuable upon conversion of the Notes will be subject to adjustment from time to time for subdivision or consolidation of shares and other standard dilutive events.

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The form of Note is filed as Exhibit 4.1 to this report and incorporated herein by reference.

The Unit Warrants provide for the purchase of shares of the Company's Common Stock an exercise price of $0.75. The Unit Warrants are exercisable for cash only, for a term of 5 years from the date of issuance. The number of shares of Common Stock to be deliverable upon exercise of the Unit Warrants is subject to adjustment for subdivision or consolidation of shares and other standard dilutive events.

The form of Unit Warrant is filed as Exhibit 4.2 to this report and incorporated herein by reference.

Pursuant to a Registration Rights Agreement between the Company and the Buyer, promptly, but no later than 90 calendar days from date that the Notes are converted into Units, the Company will file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") covering the Unit Shares and Unit Warrant Shares (the "Registrable Shares"). The Company will use its commercially reasonable efforts to ensure that such Registration Statement is declared effective within 180 calendar days of filing with the SEC.

The Company will keep the Registration Statement "evergreen" for one year from the date it is declared effective by the SEC or until Rule 144 is available to the holders of Registrable Shares who are not and have not been affiliates of the Company with respect to all of their registrable shares, whichever is earlier.

The holders of Registrable Shares removed from the Registration Statement as a result of a cutback comment from the SEC will have "piggyback" registration rights for such Registrable Shares with respect to any registration statement filed by the Company following the effectiveness of the Registration Statement that would permit the inclusion of such shares, for a period of 2 years after the effective date of the Registration Statement.

The form of Registration Rights Agreement is filed as Exhibit 10.3 to this report and incorporated herein by reference.

Certain securities the Company issued in a private placement offering the Company conducted with respect to which closings occurred on January 28, 2014, March 14, 2014 and March 28, 2014 (the "2014 PPO") have price-based anti-dilution protection, if, within twenty-four (24) months after the final closing of the 2014 PPO, the Company issues additional shares of Common Stock or Common Stock equivalents (subject to customary exceptions) for a consideration per share less than $1.00. These anti-dilution provisions were triggered in connection with the sale of the Notes, and additional Notes in connection with the Offering, and, as a result, the holders of certain securities issued in the 2014 PPO are now entitled to receive (i) an aggregate of 242,538 additional shares of Common Stock, (ii) a reduction in the exercise price of warrants they received in the 2014 PPO from $1.77 per share to $1.58 per share, and (iii) an aggregate of 242,538 additional warrants to purchase shares of Common Stock of the Company at an exercise price of $1.58 per share.

Item 2.03. Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Advances Payable in Connection with Content License Agreements

In consideration for the rights granted to the Company in connection with the Sony Music Agreement and Warner Music Agreement, the Company is required to pay SME and Warner certain advances and minimum revenue guarantees. The initial SME Advance and initial Warner Advance are due on January 31, 2016.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

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Sale of 12% Unsecured Convertible Promissory Notes

The Company sold Notes to the Buyer in the principal amount of $361,000.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item. 3.02. Unregistered Sales of Equity Securities.

On January 12, 2016, the Company issued UMG Recordings, Inc., SME and Warner warrants ("Warrants") to purchase an aggregate of 2,798,613 shares (the "Warrant Shares") of the Company's Common Stock, at a weighted average exercise price of $0.49 per share. The Warrants have a weighted average contractual term of 6.45 years. The exercise price and number of Warrant Shares is subject to adjustment for any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The issuance of the securities in connection with these transactions is exempt from registration under Section 4(a)(2) and/or Rule 506 of Regulation D as promulgated by the SEC under of the Securities Act of 1933, as amended, as a transaction by an issuer not involving a public offering.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of January 13, 2016, Robert B. Jamieson resigned as the Company's Vice Chairman of the Board of Directors ("Board"), and as a member of the Company's Audit Committee and Nominating and Corporate Governance Committee. Mr. Jamieson's resignation was for health reasons and did not arise from any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

On January 14, 2016, the Board appointed Bill Campbell as a member of the Board, and as a member of the Company's Audit Committee and Nominating and Corporate Governance Committee, to fill the vacancies resulting from Mr. Jamieson's resignation, to serve until his successor shall be duly appointed, unless he resigns, is removed from office, or is otherwise disqualified from serving in such capacities.

Bill Campbell, 49, has been Founder, Barefoot Media LLC ("Barefoot'), a consulting firm focused on assisting companies with innovation, investment, strategy and licensing, since February 2014. He is also a Managing Partner in Crossfade Partners, an agency focused on media and entertainment properties, and Co-Founder of Barefoot Food Group, a consumer packaged goods company creating beef jerky in the US and Canada. Prior to founding Barefoot, he was Senior Vice President, Global Digital Business at Universal Music Group, the global leader in recorded music, from January 2010 through January 2014, and served as Senior Vice President, U.S. Digital Business at Sony Music Entertainment, the second largest record label, from December 2003 through December 2009. Mr. Campbell was responsible for the global licensing of each labels' recorded music catalog, strategy and policy, as well as taking a leading role in reviewing potential investments. Before that, Mr. Campbell held additional management roles at Sony Music, Sprint Business, EMI Music Publishing, Clarity Incentive Systems, and Free Ride Media, and launched his own record label, Barefoot Records. Mr. Campbell is a singer/songwriter having produced 5 of his own albums as well as a member and the Director of the Music Business Association, lecturing on digital music, start-ups and licensing. Mr. Campbell is also a frequent guest lecturer at Seton Hall University School of Law where he received his J.D in 1994. He also received his Bachelor of Arts degree in History from the University of Richmond in Richmond, Virginia in 1988.

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Based upon information requested from and provided by Mr. Campbell concerning his background, employment and affiliations, including family relationships, the Board determined that Mr. Campbell would qualify as "independent" as that term is defined by Nasdaq Listing Rule 5605(a)(2).In addition, the Board determined that Mr. Campbell meets the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and meets the requirements for financial literacy under the applicable rules and regulations of the SEC and the Nasdaq Capital Market.

In connection with his appointment as member of the Board, the Company granted Mr. Campbell, under the Company's 2015 Equity Incentive Plan ("2015 Plan"), 10-year non-qualified options to purchase 100,000 shares of the Company's Common Stock, at an exercise price of $0.47, the market price of the Company's Common Stock on the OTCQB on the date of grant, 50% of which shall vest on the date of grant, and the remainder of which shall vest pro rata on a monthly basis for the two years thereafter; provided, however, that none of the options are exercisable until the date the Company's stockholders approve the 2015 Plan.

There are no other arrangements or understandings between Mr. Campbell and any other person pursuant to which he was appointed as a director of the Company. In addition, there are no family relationships between Mr. Campbell and any of the Company's other officers or directors.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Form 8-K.

Exhibit No.	Description

4.1	Form of 12% Unsecured Convertible Promissory Note*
4.2	Form of Unit Warrant*
10.1	Form of Securities Purchase Agreement*
10.2	Form of Escrow Agreement*
10.3	Form of Registration Rights Agreement*

__________

* Filed with the Securities and Exchange Commission on October 26, 2015, as an exhibit to the Registrant's Current Report on Form 8-K, dated October 20, 2015, which exhibit is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CÜR MEDIA, INC.

Date: January 19, 2016	By:	/s/ Thomas Brophy
Thomas Brophy
Chief Executive Officer

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